UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2025

Macquarie Infrastructure Fund, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56772	39-2908652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Fifth Avenue	10103
New York, NY (Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements.

Investment Advisory Agreement

On October 31, 2025, Macquarie Infrastructure Fund, L.P. (the “Fund”) entered into an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Macquarie Wealth Advisers, LLC, a Delaware limited liability company (the “Adviser”). A description of the Advisory Agreement was included under “Item 1. Business—Advisory Agreement” of Amendment No. 1 to the Fund’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2025 (the “Form 10”) and is incorporated herein by reference. Such summary description of the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisory Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Placement Agent Agreement

On October 31, 2025, the Fund and MIF TE Feeder, L.P. (the “Feeder” and, together with the Fund, “MIF US”) entered into a placement agent agreement (the “Placement Agent Agreement”) with Macquarie Capital (USA) Inc. (the “Placement Agent”), a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority, under which the Placement Agent will serve as placement agent in connection with the private placement of limited partnership interests (the “Units”) in the Fund and the Feeder. Pursuant to the Placement Agent Agreement, the Placement Agent will manage the Fund’s and the Feeder’s relationship with third-party sub-placement agents engaged by the Placement Agent to participate in the distribution of the Units. With prior written consent of the Adviser, the Placement Agent will also coordinate the Fund’s and the Feeder’s marketing and distribution efforts with participating sub-placement agents and their registered representatives with respect to communications related to the terms of MIF US’ offering, its investment strategies, material aspects of its operations, and subscription procedures.

The Placement Agent will be entitled to a monthly fee out of the net assets of Class S Units and Class D Units at the annual rate of 0.85% and 0.25% of the NAV of Class S Units and Class D Units, respectively, determined and accrued as of the last day of each calendar month (before any redemptions of Class S Units or Class D Units) (the “Distribution and/or Servicing Fee”). The Placement Agent pays the Distribution and/or Servicing Fee to sub-placement agents, if any, who may use such fee to compensate the financial advisory personnel involved in the placement of Units. Amounts retained by the Placement Agent, if any, will be used by the Placement Agent to pay for Fund-related distribution and servicing expenses.

The foregoing description of Placement Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agent Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Expense Limitation and Reimbursement Agreement

Effective as of October 31, 2025, the Fund entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) by and between the Fund and the Adviser. Pursuant to the Expense Limitation Agreement, for a one-year term beginning date of the initial acceptance by the Fund of a subscription for Units by persons that are not affiliates of MIF GP, LLC, a Delaware limited liability company and the general partner of the Fund (the “General Partner”) and ending on the one-year anniversary thereof, the Adviser has agreed to forgo an amount of its monthly management fee and/or pay, absorb or reimburse certain expenses of the Fund, to the extent necessary so that the Fund’s annual Specified Expenses (as defined in the Expense Limitation Agreement) do not exceed 0.70%, on an annualized basis, of the sum of (a) the Fund’s net asset value as of the last calendar day of each calendar month or as otherwise determined by the Adviser and (b) to the extent deducted in the determination of the Fund’s net asset value as set forth in clause (a), accrued expenses, any accrued/allocated management fee, administration fee, performance allocation or Distribution and/or Servicing Fee applicable to certain classes, or distributions. The Fund will be obligated to reimburse the Adviser all advanced Organizational and Offering Expenses (as defined in the Expense Limitation Agreement) over the five years following the first anniversary of the Initial Closing Date (as defined in the Expense Limitation Agreement).

The foregoing description of Expense Limitation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Expense Limitation Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 31, 2025, the Fund sold unregistered Class E Units at a price per Class E Unit of $25.00, for aggregate consideration of $10.5 million. The Class E Units were purchased by an affiliate of the General Partner and the Adviser.

The offer and sale of the Class E Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2025, the Fund entered into a Second Amended and Restated Limited Partnership Agreement (the “Fund LPA”), by and among the initial limited partner, the General Partner, and each of the Fund’s limited partners. Pursuant to the Fund LPA, overall responsibility of the Fund rests with the General partner, subject to certain oversight rights held by the Fund’s board of directors (the “Board”), including the independent directors thereof (the “Independent Directors”), with respect to the periodic reports under the Exchange Act, and certain situations involving conflicts of interest. Without limitation, and subject to the terms of the Fund LPA, the General Partner is responsible for, and authorized with, the following, without approval of any unitholder or other person:

●	the management and operation of the Fund;

●	any and all of the objects and purposes of the Fund;

●	performing all acts and entering into and performing all contracts, other documents and tasks as it may deem necessary or advisable for the Fund;

●	selecting, approving, making and managing investments generally, including in or alongside any Macquarie entities;

●	making all decisions concerning the investigation, evaluation, selection, monitoring, acquisition, holding and disposition of investments; and

●	directing the formulation of investment policies and strategies for the Fund.

In addition, among other things, the Fund LPA provides for (i) the composition of the Board, (ii) certain transactions requiring approval of the Independent Directors, (iii) indemnification and exculpation provisions, (iv) the types of fees and expenses chargeable to the Fund, and (v) the Fund’s redemption program.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Limited Partnership Agreement, dated and effective as of October 31, 2025.
10.1	Amended and Restated Investment Advisory Agreement, dated and effective as of October 31, 2025.
10.2	Placement Agent Agreement, dated and effective as of October 31, 2025.
10.3	Expense Limitation Agreement, effective as of October 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE FUND, L.P.

By:	/s/ Christopher Frost
	Name:	Christopher Frost
	Title:	Chief Executive Officer

Date: November 6, 2025

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